UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vital Farms, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Vital Farms, Inc. Annual Meeting of Stockholders Wednesday, June 11, 2025 9:00 AM, Central Time Annual Meeting to be held live via the internet. Please visit www.proxydocs.com/VITL for more details. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/VITL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. You can access the proxy materials at www.proxydocs.com/VITL. If you want to receive a paper or e-mail copy of the proxy material(s), you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s Annual meeting, you must make this request on or before May 30, 2025. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Annual Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice of Internet Availability of Proxy Materials For Stockholders of record as of April 17, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/VITL Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located in the shaded box above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Vital Farms, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, “FOR” PROPOSAL 2, 3 & 5 AND A VOTE IN FAVOR OF “ONE YEAR” IN PROPOSAL 4. PROPOSAL 1. To elect the three nominees named in the attached proxy statement as directors to serve on the Board of Directors for a three-year term. 1.01 Glenda Flanagan 1.02 Denny Marie Post 1.03 Gisel Ruiz 2. To ratify the selection of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. To indicate, on an advisory basis, the preferred frequency of solicitation of advisory stockholder approval of the compensation of the Company’s named executive officers. 5. To approve an ammendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions allowing for officer exculpation. NOTE: To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.